                        SEMIANNUAL REPORT / JUNE 30 2001

                            AIM EUROLAND GROWTH FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                  RAIN, STEAM AND SPEED BY J.M.W. TURNER (1844)

              J.M.W. TURNER LIKED TO PAINT EPIC SCENES OF CALAMITY

             IN WHICH THE FURY OF THE ELEMENTS UNDERLINES HUMANITY'S

            INSIGNIFICANCE WITHIN NATURE'S PLAN. SIMILAR TO THE TRAIN

              FIGHTING THROUGH THE MIXED ELEMENTS, THIS SAME SPIRIT

                 IS PROPELLING EUROPE INTO ECONOMIC LEADERSHIP.

                      -------------------------------------


AIM Euroland Growth Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in equity securities of issuers from European countries that are members of the European Economic and Monetary Union
(EMU) and have the euro as their common currency.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Euroland Growth Fund's performance figures are historical, and they reflect expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. countries.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (7/19/85)             9.34%
  10 Years                        4.17
  5 Years                         1.61
  1 Year                        -43.06

CLASS B SHARES
  Inception (4/1/93)              5.50%
  5 Years                         1.75
  1 Year                        -42.98

CLASS C SHARES
  Inception (5/3/99)             -6.52%
  1 Year                        -40.71

Past performance cannot guarantee comparable future results.

DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                            AIM EUROLAND GROWTH FUND

                            AIM EUROLAND GROWTH FUND

                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
[PHOTO OF           during the six months ended June 30, 2001, the period
ROBERT H.           covered by this report. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                            AIM EUROLAND GROWTH FUND

                      -------------------------------------

                        EUROPE IS STILL EXPECTED TO GROW

                          FASTER THAN THE UNITED STATES

                                   THIS YEAR.

                      -------------------------------------

FUND CONTENDS WITH DECLINING EURO-ZONE MARKETS

HOW DID AIM EUROLAND GROWTH FUND PERFORM DURING THE REPORTING PERIOD?
European markets were hard hit by profit warnings in the technology area, the refusal of the European Central Bank (the ECB) to lower interest rates and an economy not growing as quickly as many predicted. Given this environment, for the six-month period ended June 30, 2001, the fund returned -25.88% for Class A shares, -26.08% for Class B shares and -26.13% for Class C shares based on net asset value (without a sales charge).

DESCRIBE THE EUROPEAN MARKET ENVIRONMENT DURING THE REPORTING PERIOD.
The U.S. economic slowdown and stock market decline were felt around the world. Major European markets certainly felt the pain of their U.S. counterparts as many European markets posted losses (in dollar terms) during the reporting period. Although the year began favorably with European markets cheering the Federal Reserve's (the Fed) decision to cut interest rates, the enthusiasm wasn't long-lived. High-profile profit warnings, particularly from telecommunications, media and technology companies, hurt the euro region and led to thousands of job cuts. European telecommunications stock woes were brought on by several factors, including:

o A spending spree on universal mobile-telecommunications systems or 3G licenses. Huge outlays on these have left many balance sheets groaning with debt. Some now question whether 3G technology--which should ultimately provide data along with voice stream services over the airwaves--will pay off as quickly as license holders had hoped.
o Tech shares have among the highest correlations with one another of any sector. Therefore, when one company in the tech arena has profit warnings, its competitors may react in kind.

Although there was a global tech rally of sorts in April, in terms of trends, value stocks continued to outperform growth stocks during the reporting period. And European small-cap stocks outperformed large-cap issues.

HOW HAVE INTEREST RATE CUTS IN THE U.S. AFFECTED EUROPEAN INTEREST RATES?
Thus far in 2001, the Fed has continued its easing policy by cutting U.S. interest rates. Most countries around the world followed suit. The European Central Bank (ECB), however, was late to the rate reduction party. After standing alone as the only major central bank not to adopt an easing monetary policy this year, in May the ECB finally trimmed interest rates a quarter of a percentage point to 4.5%.
    The ECB's reasoning for abstaining from a rate cut for so long was that inflation in the euro area remained well above the 2% inflationary target ceiling set by the bank. ECB critics, however, believe that the bank was too obsessed with inflation, even as Europe's economy slowed.

HOW HAS THE GLOBAL ECONOMIC SLOWDOWN AFFECTED EUROPEAN ECONOMIES?
Europe began the year an international investor favorite as the economic outlook for the world's two largest economies--the United States and Japan--seemed tenuous. Indeed, the 12 euro-zone countries, with their large domestic market, seemed insulated from a U.S. recession. And to its credit, Europe's economy has grown faster than that of the U.S. thus far this year. It has not, however, shown the growth that many predicted.
    Industrial production data from the two largest countries--France and Germany--indicate a slowdown in economic growth. Germany in particular, has been hard hit by declining manufacturing orders and falling industrial production. One reason is that Germany has a more open economy than many euro-zone nations, subjecting it more to the slowdown of trade with non-euro countries, particularly the U.S.

HOW DID THE EURO FARE DURING THE REPORTING PERIOD?
The euro--the single currency for 12 European countries--started showing signs of strength late last year. Many believed that a U.S. slowdown coupled with continued economic growth in Europe would strengthen the beleaguered currency. And the euro did strengthen against the dollar through the end of last year and the start of 2001. But the euro steadily erased all gains made in late 2000 and continued to lose ground against the dollar this year. Of course, the euro's weakness and the dollar's strength proved a boon for European exporters.

HOW DID SECTOR/COUNTRY SELECTION INFLUENCE THE FUND?
Sector trends weighed on fund performance. Software and telecommunications stocks were battered and the fund's exposure to them fund hurt returns. We have since reduced positions/exposure in this

          See important fund and index disclosures inside front cover.

                            AIM EUROLAND GROWTH FUND

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

==============================================================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES                                 TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------
 1. ING Groep N.V. (Netherlands)           3.5%    1. Banks                              12.7%       1. France           31.0%

 2. TotalFinaElf S.A. (France)             3.3     2. Diversified Financial Services      8.2        2. Germany          21.6

 3. Vestas Wind Systems A.S. (Denmark)     3.2     3. Pharmaceuticals                     7.9        3. Netherlands      12.7

 4. Porsche A.G. Pfd. (Germany)            3.2     4. Integrated Oil and Gas              7.0        4. Italy             6.1

 5. Aventis S.A. (France)                  3.1     5. Automobile Manufactures             6.5        5. Spain             5.5

 6. Banco Santander Central                        6. Integrated Telecom Services         5.4        6. Denmark           3.2
    Hispano S.A. (Spain)                   2.9

 7. Royal Dutch Petroleum                          7. IT Consulting & Services            4.1        7. Sweden            3.0
    (Netherlands)                          2.4

 8. Medion A.G. (Germany)                  2.4     8. Heavy Electrical Equipment          4.0        8. Switzerland       2.5

 9. Deutsche Bank A.G. (Germany)           2.3     9. Multi-line Insurance                3.8        9. Finland           2.2

10. Nokia Oyj (Finland)                    2.2    10. Food Retail                         2.7       10. Norway            1.7

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

==============================================================================================================================

sector. Traditionally defensive sectors, however, proved beneficial to the fund. For instance, positions such as Alstom, a French power generation equipment and transport company; and Aventis S.A.,a French pharmaceutical company helped performance.
    On the country front, France remains our largest weighting. We have, however, significantly reduced our exposure to the United Kingdom as its economy was hit harder than those of many other European nations by the economic slowdown in the U.S. During the reporting period, we have also decreased our weightings in Finland and Sweden.

COULD YOU DISCUSS SOME OF YOUR HOLDINGS?

o ING Groep N.V.: This company based in the Netherlands is one of the world's largest financial services firms. It offers insurance operations from disability to commercial property/casualty insurance, banking operations from consumer to business banking in Europe and diversified financial services from corporate finance to asset management.
o Aventis S.A.: Formed from the merger of France's Rhone Poulenc and Germany's Hoechst, this French company is one of the world's largest drugmakers. Top sellers for the company are Allegra and Lovenox.
o Porsche A.G. Pfd.: This world famous German automaker has streamlined production and now makes only two models--the Boxster and the 911. And it is teaming with Volkswagen to create a new luxury SUV for sale in 2002.

ANY FINAL THOUGHTS?
At the close of the reporting period, Europe's economy was still poised for growth. Although that growth had slowed some from last year's projections, Europe is still expected to grow faster than the United States this year. An American slowdown certainly affects Europe, but in some respects less than other parts of the world. Europe's exports to America amount to only a small portion of Europe's GDP. Euro-zone economies should also be cushioned this year by sweeping tax reforms and the fact that European household saving rates have remained rather high.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                            AIM EUROLAND GROWTH FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                            AIM EUROLAND GROWTH FUND


CHOOSING A MUTUAL FUND:
LOOK FURTHER THAN PERFORMANCE

Financial markets have posed quite a challenge to investors recently. What was in favor just months ago may be out of favor now, and vice versa. Anyone who invested during the long-running bull market of the 1990s has probably seen some of his or her returns evaporate in the more challenging market environment of late. The bulging coffers of many money market mutual funds mean some investors have opted to sit things out and wait until things seem more favorable. Other investors may be searching the mutual fund universe for those funds that seem to be weathering the storm better than others. After all, isn't it logical to switch from a mutual fund that is not performing well at the moment to one that is? Not always. What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

o   How well does the fund match my financial goals?

Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o   How well does the fund match my tolerance for risk?

Many mutual funds that report high-flying returns over the short run may be pretty aggressive--and therefore relatively risky. They may have the potential to make your money grow, but they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

o   How well does the fund fit into my portfolio?

When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment, so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.


PAST PERFORMANCE IS NO GUARANTEE
The phenomenal returns of the 1990s were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone always came out a winner in the '90s.
    In reality, market sectors go in and out of favor from year to year. Just because financial markets as a whole enjoy good performance doesn't mean every segment of the market does. For example, in 1999 only a few large companies accounted for many of the markets' records--more than half the stocks in the S&P 500(1) declined that year. The technology sector was clearly dominant; the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%.(2) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.

                                     [PHOTO]

                            AIM EUROLAND GROWTH FUND


As we've seen in 2000 and 2001, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation-- spreading investments over several fund types (e.g., core, growth, international and income).
    As Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.
    Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.


(1) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.

(2) Source Bloomberg

DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING
One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

================================================================================
                    AMOUNT              SHARE     SHARES
MONTH               INVESTED            PRICE     PURCHASED
--------------------------------------------------------------------------------
JANUARY             $  200              $ 24       8.333
FEBRUARY               200                20      10.000
MARCH                  200                14      14.286
APRIL                  200                18      11.111
MAY                    200                22       9.091
JUNE                   200                24       8.333
6-MONTH TOTAL       $1,200              $122      61.154

Average price per share: $122 divided by 6 equals $20.33
Average cost per share: $1,200 divided by 61.154 equals $19.62

================================================================================

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-91.65%

BELGIUM-0.62%

Fortis (B) (Diversified Financial Services)         80,000   $  1,932,528
=========================================================================

DENMARK-3.15%

Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                       210,000      9,802,136
=========================================================================

FINLAND-2.18%

Nokia Oyj (Telecommunications Equipment)           300,000      6,807,076
=========================================================================

FRANCE-30.96%

Alcatel S.A. (Telecommunications Equipment)         50,000      1,046,786
-------------------------------------------------------------------------
Alstom (Heavy Electrical Equipment)(a)              94,715      2,638,015
-------------------------------------------------------------------------
Altran Technologies S.A. (IT Consulting &
  Services)                                        140,000      6,526,520
-------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                     120,000      9,591,442
-------------------------------------------------------------------------
AXA (Multi-Line Insurance)                         160,000      4,563,478
-------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                            75,000      6,534,996
-------------------------------------------------------------------------
Cap Gemini S.A. (IT Consulting & Services)          50,000      3,644,680
-------------------------------------------------------------------------
Carrefour S.A. (Food Retail)                        70,000      3,708,250
-------------------------------------------------------------------------
Compagnie de Saint-Gobain (Building Products)       17,000      2,312,677
-------------------------------------------------------------------------
Essilor International S.A. (Health Care
  Supplies)                                         15,000      4,297,332
-------------------------------------------------------------------------
France Telecom S.A. (Integrated
  Telecommunication Services)                       80,000      3,817,590
-------------------------------------------------------------------------
Lagardere S.C.A. (Publishing & Printing)            60,000      2,827,594
-------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Department
  Stores)                                           27,100      3,927,863
-------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                    17,000      4,621,030
-------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)            60,000      3,941,340
-------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcasting
  & Cable TV)                                       40,000      1,168,332
-------------------------------------------------------------------------
Sodexho Alliance S.A. (Restaurants)(a)              80,000      3,739,611
-------------------------------------------------------------------------
Sodexho Alliance S.A.-Rts.
  (Restaurants)(b)(c)                               44,250         63,448
-------------------------------------------------------------------------
Thomson CSF (Aerospace & Defense)                  100,000      3,625,185
-------------------------------------------------------------------------
Thomson Multimedia (Consumer Electronics)(a)        98,156      3,161,487
-------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)            73,074     10,244,466
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)             40,000      2,551,276
-------------------------------------------------------------------------
Vivendi Environnement (Multi-Utilities)             75,000      3,160,065
-------------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)                                    80,000      4,668,581
=========================================================================
                                                               96,382,044
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

GERMANY-21.55%

Adidas Salomon A.G. (Apparel & Accessories)         30,000   $  1,820,645
-------------------------------------------------------------------------
Aixtron A.G. (Semiconductor Equipment)              63,058      1,811,886
-------------------------------------------------------------------------
Allianz A.G. (Multi-Line Insurance)(a)              11,000      3,232,492
-------------------------------------------------------------------------
Bayerisch Motoren Werke A.G. (Automobile
  Manufacturers)                                    75,000      2,472,873
-------------------------------------------------------------------------
D. Logistics A.G. (Diversified Commercial
  Services)(a)                                     175,000      2,076,620
-------------------------------------------------------------------------
DaimlerChrysler A.G. (Automobile
  Manufacturers)                                    70,000      3,215,794
-------------------------------------------------------------------------
Deutsche Bank A.G. (Banks)                         100,000      7,153,744
-------------------------------------------------------------------------
Deutsche Telekom A.G. (Integrated
  Telecommunication Services)                      180,000      4,067,463
-------------------------------------------------------------------------
Kamps A.G. (Packaged Foods)                        254,400      2,361,142
-------------------------------------------------------------------------
Medion A.G. (Distributors)                          92,000      7,486,003
-------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                        80,000      2,814,032
-------------------------------------------------------------------------
MLP A.G.-Pfd. (Diversified Financial
  Services)                                         60,000      6,611,280
-------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)(a)                             15,000      4,214,691
-------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        28,410      9,800,689
-------------------------------------------------------------------------
Schering A.G. (Pharmaceuticals)                    100,000      5,221,216
-------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)             45,000      2,727,153
=========================================================================
                                                               67,087,723
=========================================================================

ITALY-6.13%

Banca Fideuram S.p.A. (Diversified Financial
  Services)                                        200,000      1,902,014
-------------------------------------------------------------------------
Banca Intesa S.p.A. (Banks)                        800,000      2,827,594
-------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                  250,000      3,051,360
-------------------------------------------------------------------------
Mediolanum S.p.A. (Diversified Financial
  Services)                                        400,000      4,034,576
-------------------------------------------------------------------------
Pirelli S.p.A. (Electrical Components &
  Equipment)                                     1,000,000      2,788,604
-------------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                      500,000      4,492,280
=========================================================================
                                                               19,096,428
=========================================================================

LUXEMBOURG-0.80%

Thiel Logistik A.G. (IT Consulting &
  Services)(a)                                     153,568      2,486,137
=========================================================================

NETHERLANDS-12.72%

ABN AMRO Holding N.V. (Banks)                      300,000      5,642,473
-------------------------------------------------------------------------
ASM Lithography Holding N.V. (Semiconductor
  Equipment)(a)                                    225,000      5,051,908
-------------------------------------------------------------------------
ING Groep N.V. (Diversified Financial
  Services)                                        166,578     10,899,985
-------------------------------------------------------------------------
Koninklijke Ahold N.V. (Food Retail)               150,000      4,704,180
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
NETHERLANDS-(CONTINUED)

Royal Dutch Petroleum Co. (Integrated Oil &
  Gas)                                             130,000   $  7,490,580
-------------------------------------------------------------------------
Teleplan International N.V. (Marine)(a)            160,000      3,783,686
-------------------------------------------------------------------------
VNU N.V. (Publishing & Printing)                    60,000      2,034,240
=========================================================================
                                                               39,607,052
=========================================================================

NORWAY-1.74%

Statoil A.S.A. (Integrated Oil & Gas)(a)           154,000      1,139,139
-------------------------------------------------------------------------
Tomra Systems A.S.A. (Industrial Machinery)        270,800      4,267,493
=========================================================================
                                                                5,406,632
=========================================================================

SPAIN-5.53%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)      250,000      3,237,832
-------------------------------------------------------------------------
Banco Santander Central Hispano, S.A. (Banks)    1,000,000      9,069,320
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                        22,352        357,124
-------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                   368,830      4,551,752
=========================================================================
                                                               17,216,028
=========================================================================

SWEDEN-2.99%

Assa Abloy A.B.-Class B (Building Products)        374,400      5,355,459
-------------------------------------------------------------------------
Skandia Forsakrings A.B. (Multi-Line
  Insurance)                                       428,988      3,946,169
=========================================================================
                                                                9,301,628
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

SWITZERLAND-2.51%

Credit Suisse Group (Banks)                         30,000   $  4,933,497
-------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)                     80,000      2,896,099
=========================================================================
                                                                7,829,596
=========================================================================

UNITED KINGDOM-0.77%

Vodafone Group PLC (Wireless
  Telecommunication Services)                    1,078,121      2,391,350
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $285,045,615)                           285,346,358
=========================================================================

                                                PRINCIPAL
                                                 AMOUNT
REPURCHASE AGREEMENTS-6.64%

Westdeutsche Landesbank Girozentrale
  (Germany) (Cost $20,667,415) 4.11%,
  07/02/01(d)(e)                               $20,667,415     20,667,415
=========================================================================
TOTAL INVESTMENTS-98.29% (Cost $305,713,030)                  306,013,773
=========================================================================
OTHER ASSETS LESS LIABILITIES-1.71%                             5,325,228
=========================================================================
NET ASSETS-100.00%                                           $311,339,001
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

Pfd.  - Preferred
Rts.  - Rights

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  Acquired as part of a unit with or in exchange for other securities.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 06/30/01 with a maturing value of $250,082,708 and collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $305,713,030)*                                $306,013,773
------------------------------------------------------------
Foreign currencies, at value (cost $6,753,164)     6,645,349
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,961,922
------------------------------------------------------------
  Fund shares sold                                 4,898,958
------------------------------------------------------------
  Dividends and interest                           1,285,103
------------------------------------------------------------
Collateral for securities loaned                  92,098,617
------------------------------------------------------------
Other assets                                          27,607
============================================================
    Total assets                                 412,931,329
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           8,705,889
------------------------------------------------------------
  Collateral upon return of securities loaned     92,098,617
------------------------------------------------------------
Accrued advisory fees                                259,395
------------------------------------------------------------
Accrued administrative services fees                   7,382
------------------------------------------------------------
Accrued distribution fees                            316,769
------------------------------------------------------------
Accrued transfer agent fees                           94,770
------------------------------------------------------------
Accrued operating expenses                           109,506
============================================================
    Total liabilities                            101,592,328
============================================================
Net assets applicable to shares outstanding     $311,339,001
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $257,710,233
____________________________________________________________
============================================================
Class B                                         $ 50,384,672
____________________________________________________________
============================================================
Class C                                         $  3,244,096
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           22,162,814
____________________________________________________________
============================================================
Class B                                            4,547,625
____________________________________________________________
============================================================
Class C                                              292,834
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      11.63
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.63 divided by
      94.50%)                                   $      12.31
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      11.08
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      11.08
____________________________________________________________
============================================================

* At June 30, 2001, securities with an aggregate market value of $92,861,582 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $346,897)                                    $   2,980,909
------------------------------------------------------------
Dividends from affiliated money market funds         326,007
------------------------------------------------------------
Interest                                             134,036
------------------------------------------------------------
Security lending income                               38,750
============================================================
    Total investment income                        3,479,702
============================================================

EXPENSES:

Advisory fees                                      1,830,952
------------------------------------------------------------
Administrative services fees                          32,711
------------------------------------------------------------
Custodian fees                                       158,800
------------------------------------------------------------
Distribution fees -- Class A                         535,948
------------------------------------------------------------
Distribution fees -- Class B                         316,291
------------------------------------------------------------
Distribution fees -- Class C                          21,450
------------------------------------------------------------
Transfer agent fees                                  555,249
------------------------------------------------------------
Trustees' fees                                         9,528
------------------------------------------------------------
Other                                                 98,149
============================================================
    Total expenses                                 3,559,078
============================================================
Less: Expenses paid indirectly                        (3,546)
============================================================
    Net expenses                                   3,555,532
============================================================
Net investment income (loss)                         (75,830)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (8,991,964)
------------------------------------------------------------
  Foreign currencies                                 311,574
============================================================
                                                  (8,680,390)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (97,968,053)
------------------------------------------------------------
  Foreign currencies                              (1,977,798)
============================================================
                                                 (99,945,851)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (108,626,241)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(108,702,071)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                JUNE 30,       DECEMBER 31,
                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $     (75,830)   $ (5,884,655)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (8,680,390)     21,572,170
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (99,945,851)    (95,924,518)
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (108,702,071)    (80,237,003)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                --     (18,437,935)
-------------------------------------------------------------------------------------------
  Class B                                                                --      (4,207,389)
-------------------------------------------------------------------------------------------
  Class C                                                                --        (218,536)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (22,913,621)      3,819,795
-------------------------------------------------------------------------------------------
  Class B                                                        (9,016,653)      6,580,531
-------------------------------------------------------------------------------------------
  Class C                                                          (637,346)      5,858,614
-------------------------------------------------------------------------------------------
  Advisor Class*                                                         --      (1,857,577)
===========================================================================================
    Net increase (decrease) in net assets                      (141,269,691)    (88,699,500)
===========================================================================================

NET ASSETS:

  Beginning of period                                           452,608,692     541,308,192
===========================================================================================
  End of period                                               $ 311,339,001    $452,608,692
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 319,379,430    $351,947,050
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (75,830)              0
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (8,030,595)        649,795
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                               65,996     100,011,847
===========================================================================================
                                                              $ 311,339,001    $452,608,692
___________________________________________________________________________________________
===========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Euroland Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited ("IAML") is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. Under the terms of a master sub-advisory agreement between AIM and IAML, AIM pays IAML 40% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $32,711 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $346,142 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $535,948, $316,291 and $21,450, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $25,057 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $48,933 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,546 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,546.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $92,861,582 were on loan to brokers. The loans were secured by cash collateral of $92,098,617 received by the Fund and subsequently invested in affiliated money market funds as follows: $39,049,309 in STIC Liquid Assets Portfolio and $39,049,308 in STIC Prime Portfolio. For the six months ended June 30, 2001, the Fund received fees of $38,750 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $127,447,954 and $145,643,729, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 42,572,154
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (42,494,877)
=========================================================
Net unrealized appreciation of investment
  securities                                 $     77,277
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $305,936,496.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                     JUNE 30, 2001                 DECEMBER 31, 2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      37,028,438    $ 490,211,325     21,102,704    $ 403,886,511
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         455,090        5,914,206      1,725,303       34,107,008
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         590,951        7,420,926        704,505       13,104,848
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        162,641        3,281,626
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --      1,026,179       15,986,391
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        255,989        3,811,000
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --         11,030          164,229
==========================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                              --               --         98,573        2,277,044
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        (97,267)      (2,277,044)
==========================================================================================================================
Reacquired:
  Class A                                                     (38,342,646)    (513,124,946)   (21,467,755)    (418,330,151)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,187,902)     (14,930,859)    (1,634,378)     (31,337,477)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (638,367)      (8,058,272)      (393,691)      (7,410,463)
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --       (140,266)      (2,862,159)
==========================================================================================================================
                                                               (2,094,436)   $ (32,567,620)     1,353,567    $  14,401,363
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Advisor Class shares were reclassified to Class A shares effective February 11, 2000.
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the Fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                               ----------------------------------------------------------------------------
                                               SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                   JUNE 30,        --------------------------------------------------------
                                                     2001          2000(a)     1999(a)     1998(a)     1997(a)     1996(a)
                                               ----------------    --------    --------    --------    --------    --------
Net asset value, beginning of period               $  15.69        $  19.64    $  15.67    $  14.32    $  12.89    $  10.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         0.01           (0.19)      (0.09)      (0.03)      (0.04)      (0.03)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          (4.07)          (2.92)       5.45        2.35        1.48        2.16
===========================================================================================================================
  Total from investment operations                    (4.06)          (3.11)       5.36        2.32        1.44        2.13
===========================================================================================================================
Less distributions from net realized gains               --           (0.84)      (1.39)      (0.97)      (0.01)      (0.12)
===========================================================================================================================
Net asset value, end of period                     $  11.63        $  15.69    $  19.64    $  15.67    $  14.32    $  12.89
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                      (25.88)%        (15.83)%     35.22%      16.63%      11.20%      19.61%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $257,710        $368,340    $446,065    $415,066    $407,004    $453,792
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets(c)             1.79%(d)        1.68%       1.83%       2.02%       1.75%       1.82%
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                   0.08%(d)       (0.96)%     (0.55)%     (0.20)%     (0.29)%     (0.26)%
===========================================================================================================================
Ratio of interest expense to average net
  assets                                               0.00%           0.00%       0.01%       0.27%       0.00%       0.00%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                  37%             35%         71%         97%        107%        123%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratio includes waiver and for periods prior to December 31, 1999 includes expense reductions. Ratio of expenses to average net assets excluding waivers and expense reductions was 1.89% and 1.88% for 1997 and 1996, respectively.
(d) Ratios are annualized and based on average daily net assets of $308,794,079.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                              JUNE 30,        ---------------------------------------------------
                                                                2001          2000(a)    1999(a)    1998(a)    1997(a)     1996
                                                          ----------------    -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 14.99         $ 18.93    $ 15.26    $ 14.06    $ 12.73    $ 10.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)          (0.31)     (0.18)     (0.14)     (0.13)     (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (3.87)          (2.79)      5.24       2.31       1.47       2.15
=================================================================================================================================
    Total from investment operations                            (3.91)          (3.10)      5.06       2.17       1.34       2.04
=================================================================================================================================
Less distributions from net realized gains                         --           (0.84)     (1.39)     (0.97)     (0.01)     (0.12)
=================================================================================================================================
Net asset value, end of period                                $ 11.08         $ 14.99    $ 18.93    $ 15.26    $ 14.06    $ 12.73
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                (26.08)%        (16.37)%    34.19%     15.80%     10.55%     18.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $50,385         $79,167    $93,404    $99,943    $81,011    $87,092
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets(c)                       2.44%(d)        2.33%      2.48%      2.67%      2.40%      2.47%
=================================================================================================================================
Ratio of net investment loss to average net assets              (0.57)%(d)      (1.61)%    (1.19)%    (0.85)%    (0.94)%    (0.91)%
=================================================================================================================================
Ratio of interest expense to average net assets                  0.00%           0.00%      0.01%      0.27%      0.00%      0.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            37%             35%        71%        97%       107%       123%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratio includes waiver and for periods prior to December 31, 1999 includes expense reductions. Ratio of expenses to average net assets excluding waivers and expense reductions was 2.54% and 2.58% for 1997 and 1996, respectively.
(d)  Ratios are annualized and based on average daily net assets of $63,782,509.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                       MAY 3, 1999
                                                                                                       (DATE SALES
                                                              SIX MONTHS ENDED     YEAR ENDED       COMMENCED) THROUGH
                                                                  JUNE 30,        DECEMBER 31,         DECEMBER 31,
                                                                    2001            2000(a)              1999(a)
                                                              ----------------    ------------    ----------------------
Net asset value, beginning of period                              $ 14.99           $ 18.94               $14.64
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)            (0.29)               (0.19)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (3.87)            (2.82)                5.88
========================================================================================================================
    Total from investment operations                                (3.91)            (3.11)                5.69
========================================================================================================================
Less distributions from net realized gains                             --             (0.84)               (1.39)
========================================================================================================================
Net asset value, end of period                                    $ 11.08           $ 14.99               $18.94
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                    (26.08)%          (16.42)%              39.95%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $ 3,244           $ 5,101               $  349
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                              2.44%(c)          2.33%                2.48%(d)
========================================================================================================================
Ratio of net investment loss to average net assets                  (0.57)%(c)        (1.61)%              (1.19)%(d)
========================================================================================================================
Ratio of interest expense to average net assets                      0.00%             0.00%                0.01%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                                37%               35%                  71%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $4,325,458.
(d)  Annualized.

BOARD OF TRUSTEES                       OFFICERS                           OFFICE OF THE FUND
Robert H. Graham                        Robert H. Graham                   11 Greenway Plaza
Chairman, President and Chief           Chairman and President             Suite 100
Executive Officer                                                          Houston, TX 77046
A I M Management Group Inc.             Dana R. Sutton
                                        Vice President and Treasurer       INVESTMENT MANAGER
Frank S. Bayley
Partner, law firm of                    Melville B. Cox                    A I M Advisors, Inc.
Baker & McKenzie                        Vice President                     11 Greenway Plaza
                                                                           Suite 100
Bruce L. Crockett*                      Gary T. Crum                       Houston, TX 77046
Director                                Vice President
ACE Limited;                                                               SUB-ADVISOR
Formerly Director, President, and       Carol F. Relihan
Chief Executive Officer                 Vice President and Secretary       INVESCO Asset Management Limited
COMSAT Corporation                                                         11 Devonshire Square
                                        Mary J. Benson                     London EC2M 4YR
Owen Daly II*                           Assistant Vice President and       England
Formerly Director                       Assistant Treasurer
Cortland Trust, Inc.                                                       TRANSFER AGENT
                                        Sheri Morris
Albert R. Dowden*                       Assistant Vice President and       A I M Fund Services, Inc.
Chairman, Cortland Trust, Inc. and      Assistant Treasurer                P.O. Box 4739
DHJ Media, Inc.; and Director,                                             Houston, TX 77210-4739
Magellan Insurance Company
                                                                           CUSTODIAN
Edward K. Dunn, Jr.*
Formerly, Chairman, Mercantile                                             State Street Bank and Trust Company
Mortgage Corp.;                                                            225 Franklin Street
Vice Chairman, President and                                               Boston, MA 02110
Chief Operating Officer
Mercantile-Safe Deposit & Trust Co.; and                                   COUNSEL TO THE FUND
President, Mercantile Bankshares
                                                                           Ballard Spahr
Jack M. Fields*                                                            Andrews & Ingersoll, LLP
Chief Executive Officer,                                                   1735 Market Street
Twenty First Century Group, Inc.;                                          Philadelphia, PA 19103
Formerly Member of the U.S. House of
Representatives                                                            COUNSEL TO THE TRUSTEES

Carl Frischling*                                                           Kramer, Levin, Naftalis & Frankel LLP
Partner                                                                    919 Third Avenue
Kramer, Levin, Naftalis & Frankel LLP                                      New York, NY 10022

Prema Mathai-Davis*                                                        DISTRIBUTOR
Member, Visiting Committee,
Harvard University Graduate                                                A I M Distributors, Inc.
School of Education, New School University.                                11 Greenway Plaza
Formerly Chief Executive Officer,                                          Suite 100
YWCA of the U.S.A.                                                         Houston, TX 77046

Lewis F. Pennock*
Partner, Pennock & Cooper (law firm)

Ruth H. Quigley
Private Investor

Louis S. Sklar*
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

* Elected as of August 17, 2001.

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS              A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since
      MORE AGGRESSIVE                       MORE AGGRESSIVE                       1976 and managed approximately $171 billion
                                                                                  in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)       AIM Latin American Growth(7)                 including individual investors, corporate
AIM Mid Cap Opportunities(1)         AIM Developing Markets                       clients and financial institutions, as of
AIM Large Cap Opportunities(2)       AIM European Small Company                   June 30, 2001.
AIM Emerging Growth                  AIM Asian Growth                                 The AIM Family of Funds--Registered
AIM Small Cap Growth                 AIM Japan Growth(8)                          Trademark-- is distributed nationwide, and
AIM Aggressive Growth                AIM International Emerging Growth            AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                   AIM European Development                     complex in the United States in assets under
AIM Small Cap Equity                 AIM Euroland Growth                          management, according to Strategic Insight,
AIM Capital Development              AIM Global Aggressive Growth                 an independent mutual fund monitor.
AIM Constellation                    AIM International Equity                         AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends          AIM International Value(4)                   the world's largest independent financial
AIM Select Equity(3)                 AIM Worldwide Spectrum                       services companies with $408 billion in
AIM Large Cap Growth                 AIM Global Trends                            assets under management as of June 30, 2001.
AIM Weingarten                       AIM Global Growth
AIM Mid Cap Equity
AIM Value II                               MORE CONSERVATIVE
AIM Charter
AIM Value                                 SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                            MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                         AIM New Technology
AIM Advisor Flex(6)                  AIM Global Telecommunications and Technology
                                     AIM Global Infrastructure
     MORE CONSERVATIVE               AIM Global Resources
                                     AIM Global Financial Services
                                     AIM Global Health Care
                                     AIM Global Consumer Products and Services(7)
                                     AIM Real Estate(5)
                                     AIM Global Utilities

                                           MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Strategic Income                      AIM High Income Municipal
AIM High Yield II                         AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                            AIM Municipal Bond
AIM Income                                AIM Tax-Free Intermediate
AIM Global Income                         AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                       MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       ERG-SAR-1
A I M Distributors, Inc.